Exhibit 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 of Cardtronics, Inc. (“Cardtronics”) as filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2009 (the “Report”), the undersigned each hereby certifies, pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cardtronics.

Date: March 13, 2009	/s/ Jack Antonini
Jack Antonini
Chief Executive Officer

Date: March 13, 2009	/s/ J. Chris Brewster
J. Chris Brewster
Chief Financial Officer